Exhibit 99.Bo.2

     FIRST AMENDMENT TO THE AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3

                                  PHOENIX FUNDS
                                  (the "Funds")

                             FIRST AMENDMENT TO THE
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940


That certain Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 duly adopted by the Board of Directors/Trustees of the Funds on November 19, 1997, is hereby amended as follows:

         The Board of Directors/Trustees has granted authority for the following additional Funds to issue Class C Shares:

                  Phoenix Income and Growth Fund
                  Phoenix Multi-Portfolio Fund: Phoenix International Fund Phoenix Worldwide Opportunities Fund

           Accordingly, Schedule A is amended as attached hereto.


         This Amendment was approved by the Board of Directors/Trustees at a meeting held on August 26, 1998.



                                                     /s/ Thomas N. Steenburg
                                                     ---------------------------
                                                     Assistant Secretary

                                                          SCHEDULE A
                                                          ----------

                                                      Class A       Class B      Class C       Class M
                                                      -------       -------      -------       -------
PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.                 X            X            --           --

PHOENIX EQUITY SERIES FUND:
             PHOENIX CORE EQUITY FUND                     X            X             X            X
             PHOENIX GROWTH AND INCOME  FUND              X            X             X            X

PHOENIX INCOME AND GROWTH FUND                            X            X             X           --

PHOENIX INVESTMENT TRUST 97:
             PHOENIX SMALL CAP VALUE FUND                 X            X             X            X
             PHOENIX VALUE EQUITY FUND                    X            X             X            X

PHOENIX MULTI-PORTFOLIO FUND:
         EMERGING MARKETS BOND PORTFOLIO                  X            X             X            X
         INTERNATIONAL PORTFOLIO                          X            X             X           --
         MID CAP PORTFOLIO                                X            X            --           --
         REAL ESTATE SECURITIES PORTFOLIO                 X            X            --           --
         STRATEGIC INCOME PORTFOLIO                       X            X             X            X
         TAX-EXEMPT BOND PORTFOLIO                        X            X            --           --

PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.              X            X             X            X

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND                 X            X             X           --

PHOENIX SERIES FUND:
         AGGRESSIVE GROWTH FUND SERIES                    X            X            --           --
         BALANCED FUND SERIES                             X            X            --           --
         CONVERTIBLE FUND SERIES                          X            X            --           --
         GROWTH FUND SERIES                               X            X            --           --
         HIGH YIELD FUND SERIES                           X            X             X            X
         MONEY MARKET FUND SERIES                         X            X             X            X
         U.S. GOVERNMENT SECURITIES FUND                  X            X            --           --
                  SERIES




PHOENIX STRATEGIC EQUITY SERIES FUND:
         EQUITY OPPORTUNITIES FUND                        X            X            --           --
         MICRO CAP FUND                                   X            X            --           --
         SMALL CAP FUND                                   X            X            --           --
         STRATEGIC THEME FUND                             X            X             X            X

PHOENIX STRATEGIC ALLOCATION FUND, INC.                   X            X            --           --

PHOENIX WORLDWIDE OPPORTUNITIES FUND                      X            X             X           --